EXHIBIT 32.1


THE AMERICAN ENERGY GROUP, LTD.
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)


     Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1. I am the President, chief executive officer, and acting chief financial and accounting officer of The American Energy Group, Ltd. (the "Corporation").

2.   To the best of my knowledge:

     (a) The Corporation's September 30, 2004 Form 10-QSB filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

     (b) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

DATED: November 10, 2004


                                         By: /s/ R. Pierce Onthank
                                             -----------------------------------
                                             R. Pierce Onthank
                                             President (Chief Executive Officer)
                                             and Acting Chief Financial and
                                             Accounting Officer